UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

Codiak BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39615	47-4926530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 CambridgePark Drive, Suite 500 Cambridge, MA		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 949-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CDAK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2021 Annual Meeting of Stockholders of the Company held on June 18, 2021 (the “Annual Meeting”):

(i) The election of three Class I directors, as nominated by the Board, each to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

The proposals are described in detail in the Company’s Proxy Statement filed on April 30, 2021.

The number of shares of common stock entitled to vote at the Annual Meeting was 22,018,298. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 16,851,303. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class I Directors.

Director Nominee	Votes For	Votes Against	Abstained
Steven Gillis, Ph.D.	13,886,823	953,992	744
Theo Melas-Kyriazi	13,905,812	932,517	3,230
Douglas E. Williams, Ph.D.	13,960,515	880,270	774

There were 2,009,744 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting included 16,844,078 votes for, 1,720 votes against and 5,505 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2021	Codiak BioSciences, Inc.

	By:	/s/ Douglas E. Williams, Ph.D.
Douglas E. Williams, Ph.D.
President and Chief Executive Officer